Exhibit 10.1

Exhibit A

This PERFORMANCE STOCK UNIT AGREEMENT is entered into as of             , 20   (the “Grant Date”), between BED BATH & BEYOND INC. (the “Company”) and                      (“you”).

1.              Performance Stock Unit Grant.  Subject to the restrictions, terms and conditions of the Plan and this Agreement, the Company hereby awards you the number of Performance Stock Units (the “Performance Stock Units”) specified in paragraph 7 below.  The Performance Stock Units are subject to certain restrictions as set forth in the Plan and this Agreement.

2.              The Plan.  The Performance Stock Units are entirely subject to the terms of the Company’s [2012][2018]* Incentive Compensation Plan, as amended from time to time (the “Plan”).  A description of key terms of the Plan is set forth in the Prospectus for the Plan.  Capitalized terms used but not defined in this Agreement have the meanings set forth in the Plan.

3.              Restrictions on Transfer.  You will not sell, transfer, pledge, hypothecate, assign or otherwise dispose of (any such action, a “Transfer”) the Performance Stock Units, except as set forth in the Plan or this Agreement.  Any attempted Transfer in violation of the Plan or this Agreement will be void and of no effect.

4.              Payment.  With respect to each Performance Stock Unit that vests in accordance with the schedule set forth in paragraph 8 below, you will be entitled to receive a number of shares of Common Stock equal to one times the Payment Percentage set forth opposite the Achievement Percentile or Achievement Percentage, as applicable in paragraph 7 below.  Subject to paragraph 5 below, and further subject to satisfaction of the Performance Goals (as defined below), you will be paid such share(s) of Common Stock with respect to each vested Performance Stock Unit within thirty (30) days following the later of: (i) the applicable vesting date set forth in paragraph 8 below (the “Time-Based Vesting Date”); and (ii) the date of certification of the Achievement Percentile or Achievement Percentage, as applicable, attained with respect to the applicable Performance Goal by the Committee (the “Performance-Based Vesting Date”), to the extent administratively practicable. The later of the Time-Based Vesting Date and the Performance-Based Vesting Date shall be referred to as the “Vesting Date.”

5.              Forfeiture; Certain Terminations.  Except as provided in this paragraph: (i) upon your Termination, all unvested Performance Stock Units shall immediately be forfeited without compensation; and (ii) upon the failure to attain a Performance Goal, any unvested Performance Stock Units subject to any such unachieved Performance Goal shall immediately be forfeited without compensation.   Notwithstanding anything herein to the contrary, the Performance Stock Units will vest in full upon a Termination by reason of your death or Disability.  In the event of your Termination by the Company without Cause or, if provided in an agreement between you and the Company in effect as of the Grant Date, by you for Good Reason or due to a Constructive Termination without Cause, as each such term (or concept of like import) is defined in that agreement, notwithstanding anything herein or in any agreements with the Company to the contrary, including without limitation, your employment agreement, a pro-rated portion of the Performance Stock Units, based upon the period of your employment with the Company during the applicable Performance Period, relative to the full Performance Period will vest upon, and subject to, the certification by the Committee of attainment of the applicable Performance Goal regardless of whether or not you are employed on the date of certification.

6.              Rights with Regard to Performance Stock Units.  On and after the Grant Date, you will have the right to receive dividend equivalents with respect to the shares of Common Stock underlying the Performance Stock Units ultimately achieved under the Performance Goal described in paragraph 7, subject to the terms and conditions of this paragraph.  Notwithstanding anything herein to the contrary, in no event shall a dividend equivalent be issued or paid with respect to any Performance Stock Unit that has been forfeited pursuant to paragraph 5.  If the Company pays a dividend (whether in cash or stock) on its Common Stock shares, or its Common Stock shares are split, or the Company pays to holders of its Common Stock other shares, securities, monies, warrants, rights, options or property representing a dividend or distribution in respect of the Common Stock, then the Company will credit a deemed dividend or distribution to a book entry account on your behalf with respect to each share of Common Stock underlying the Performance Stock Units held by you, provided that your right to actually receive such cash or property shall be subject to the same restrictions as the Performance Stock Units to which the cash or property relates, and the cash or property shall be paid to you at the same time you receive the payment of the shares of Common Stock underlying the Performance Stock Units.  Unless otherwise determined by the Committee, dividend equivalents shall not be deemed to be reinvested in Common Stock and shall be treated as uninvested at all times, without crediting any interest or earnings. Except as provided in this paragraph, you will have no rights as a holder of Common Stock with respect to the Performance Stock Units unless and until the Performance Stock Units become vested hereunder and you become the holder of record of the Common Stock underlying the Performance Stock Units.

7.              Grant Size; Performance Goals.  Performance Stock Units covered by this award:               .  Twenty-five percent (25%) of the Performance Stock Units will be subject to a one-year performance goal based on the Company’s EBIT relative to the target EBIT (the “One-Year EBIT Goal”), as defined and approved by the Committee, thirty-seven and a half percent (37.5%) of the Performance Stock Units will be subject to a three-year performance goal based on the Company’s Total Shareholder Return (the “Three-Year TSR Goal”), as defined and approved by the Committee, and the remaining thirty-seven and a half percent (37.5%) of the Performance Stock Units will be subject to a three-year performance goal based on the Company’s cumulative EBIT over such three-year period relative to the target cumulative EBIT (the “Three-Year EBIT Goal”), as defined and approved by the Committee.  In allocating the Performance Stock Units between the One-Year EBIT Goal, the Three-Year TSR Goal, and the Three-Year EBIT Goal, any remaining fractional share of Common Stock underlying the Performance Stock Units shall be allocated to the One-Year EBIT Goal.  The One-Year EBIT Goal, the Three-Year TSR Goal, and the Three-Year EBIT Goal (each a “Performance Goal”) have been set forth in a resolution adopted by the Committee and separately communicated to you (the “Resolution”).  The following schedules set forth the Achievement Percentiles, Achievement Percentages and Payment Percentages applicable to Performance Stock Units subject to each Performance Goal, in the event that over the periods in which the Performance Stock Units are subject to a One-Year Goal and the Three-Year Goals, as applicable (the “Performance Period”), the Company’s Total Shareholder Return (as calculated pursuant to the formula described in the Resolution) is either zero (0) or a positive number:

Performance Stock Units Subject to One-Year EBIT Goal (25% Weighting)
Achievement Percentage (% of Target)(1)	Payment Percentage of Common Stock Underlying PSUs
Greater than %	150%
%	%
%	%
%	%
%	%
%	%
Less than %	%

* Reference applicable Incentive Compensation Plan under which Performance Stock Unit award is granted.

(1)  Subject to linear interpolation for achievement percentages or achievement percentiles between amounts listed on the table.

Performance Stock Units Subject to Three-Year TSR Goal (37.5% Weighting)
Achievement Percentile (Peer Group)(1),(2)	Payment Percentage of Common Stock Underlying PSUs
Greater than th Percentile	150%
th Percentile	%
th Percentile	%
th Percentile	%
Less than th Percentile	%

Performance Stock Units Subject to Three-Year EBIT Goal (37.5% Weighting)
Achievement Percentage (% of Target)(1)	Payment Percentage of Common Stock Underlying PSUs
Greater than %	150%
%	%
%	%
%	%
%	%
%	%
Less than %	%

The following schedules set forth the Achievement Percentiles, Achievement Percentages and Payment Percentages applicable to Performance Stock Units subject to each Performance Goal, in the event that over the relevant Performance Period, the Company’s Total Shareholder Return (as calculated pursuant to the formula described in the Resolution) is a negative number:

Performance Stock Units Subject to One-Year EBIT Goal (25% Weighting)
Achievement Percentage (% of Target)(1)	Payment Percentage of Common Stock Underlying PSUs
Greater than %	100%
%	%
%	%
%	%
%	%
%	%
Less than %	%

Performance Stock Units Subject to Three-Year TSR Goal (37.5% Weighting)
Achievement Percentile (Peer Group)(1),(2)	Payment Percentage of Common Stock Underlying PSUs
Greater than th Percentile	100%
th Percentile	%
th Percentile	%
th Percentile	%
Less than th Percentile	%

Performance Stock Units Subject to Three-Year EBIT Goal (37.5% Weighting)
Achievement Percentage (% of Target)(1)	Payment Percentage of Common Stock Underlying PSUs
Greater than %	100%
%	%
%	%
%	%
%	%
%	%
Less than %	%

8.              Vesting Schedule. Except in the case of death or Disability, your vesting in any portion of the Performance Stock Units is contingent on attainment of the applicable Performance Goal and on the subsequent certification of that attainment by the Committee. In the event a Performance Goal is not attained during the relevant Performance Period, as applicable, all of the Performance Stock

(2)  The “Peer Group” applicable to the Three-Year TSR Goal is based on the peer group of companies selected by the Committee prior to the Grant Date and separately communicated to you.

Units subject to such Performance Goal for such Performance Period shall be forfeited without compensation.  Subject to the attainment of the applicable Performance Goal and the subsequent certification described above, unless you experience a Termination before the applicable Vesting Date as provided in paragraph 5, the Performance Stock Units will become vested in accordance with the following vesting schedules:

Time-Based Vesting Date	Percent Vested Subject to One-Year Goal	Percent Vested Subject to Three-Year Goals
1st anniversary of Grant Date	100%	N/A
3rd anniversary of Grant Date	N/A	100%

For purposes of the payment of applicable withholding taxes required by applicable law, the number of shares of Common Stock underlying the Performance Stock Units to which you become entitled on payment shall be automatically reduced by the Company to cover the applicable minimum statutorily required withholding obligation, except that you may elect to pay some or all of the amount of such obligation in cash in a manner acceptable to the Company.  In the event that the amount of tax withholding is automatically reduced, it is the intent of this Agreement that any deemed “sale” of the shares of Common Stock underlying the Performance Stock Units withheld will be exempt from liability under Section 16(b) of the Exchange Act pursuant to Rule 16b-3.  All unscheduled and scheduled blackout periods (each, a “BP”) are determined by the Company.  If any shares of Common Stock underlying vested Performance Stock Units are scheduled to be paid during a BP to which you are subject, (i) you will be paid the applicable number of shares of Common Stock on the scheduled payment date (net of any shares withheld by the Company to pay minimum required taxes), but (ii) you will be unable to sell such shares of Common Stock until the earliest date on which all BPs to which you are subject have expired.

Subject to paragraph 5 above, all vesting will occur only on the appropriate Vesting Date, with no proportionate or partial vesting in the period prior to any such date.  Except as otherwise provided in the preceding paragraph, when any Performance Stock Unit becomes vested, the Company (unless it determines a delay is required under applicable law or rules) will, on the payment date described in paragraph 4 above (or promptly thereafter) issue and deliver to you a stock certificate registered in your name or will promptly recognize ownership of your shares through uncertificated book entry or another similar method, subject to applicable federal, state and local tax withholding in the manner described herein or otherwise acceptable to the Committee.  Subject to the provisions of this Agreement, you will be permitted to transfer shares of Common Stock following your receipt thereof, but only to the extent permitted by applicable law or rule.

9.              Code Section 409A. Although the Company does not guarantee the particular tax treatment of any payment under this Agreement, payments made under this Agreement are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and this Agreement shall be limited, construed and interpreted in accordance with such intent.  To the extent any payment made under this Agreement constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the provisions of Section 13.13(b) of the Plan (including, without limitation, the six-month delay relating to “specified employees”) shall apply.

10.       Notice.  Any notice or communication to the Company concerning the Performance Stock Units must be in writing and delivered in person, or by U.S. mail, to the following address (or another address specified by the Company): Bed Bath & Beyond Inc., Finance Department — Stock Administration, 650 Liberty Avenue, Union, New Jersey 07083.

BED BATH & BEYOND INC.

By:
	An Authorized Officer	Recipient (You)